UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2010
COOPER TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-04329	34-4297750
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	Identification No.)
701 Lima Avenue, Findlay, Ohio 45840
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 419-423-1321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240-14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to the Current Report on Form 8-K of Cooper Tire & Rubber Company (the “Company”) filed with the Commission on March 2, 2010 is filed for the purpose of updating certain financial information contained in the press release furnished as Exhibit 99.1 to the original Current Report on Form 8-K. The amended press release furnished with this Amendment No. 1 to Current Report on Form 8-K reclassifies certain amounts on the Consolidated Balance Sheets included in the press release to conform to the presentation in the Company’s Annual Report on Form 10-K filed with the Commission on March 2, 2010.
Item 2.02 Results of Operations and Financial Condition.
     We are furnishing our updated earnings release dated March 5, 2010, as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Updated press release dated March 5, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
By:	/s/ Jack Jay McCracken
Jack Jay McCracken
Assistant Secretary
Date: March 5, 2010

Exhibit Index

Exhibit No.	Description

99.1	Updated release dated March 5, 2010